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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 18, 2004

                             PRIME HOSPITALITY CORP.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                         1-6869                22-2640625
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(State or Other Jurisdiction           (Commission           (IRS Employer
     of Incorporation)                 File Number)        Identification No.)

700 Route 46 East Fairfield, New Jersey                               07004
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (973) 882-1010
                                                           --------------

                                       N/A
         -------------------------------------------------------------
         (Former Name or former Address, if Changed Since Last Report)

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ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE

          On August 18, 2004, Prime Hospitality Corp.  ("Prime")  announced that it had  signed a  definitive  agreement  to be  acquired  by  affiliates  of The
Blackstone Group (collectively, "Blackstone") for $12.25 per share, in cash. The
Board of Directors  of Prime  approved  the  agreement  in a special  meeting on
August 18, 2004. The  transaction is subject to Prime  stockholder  approval and other customary  conditions,  and is expected to be completed  during the fourth quarter of 2004.

          A copy of the  press  release  issued  by Prime on  August  18,  2004, announcing the Blackstone transaction, is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)   Exhibits

Exhibit Number          Description
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99.1                    Press Release, dated August 18, 2004.

                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRIME HOSPITALITY CORP.

Date:  August 18, 2004                    By: /s/ Richard T. Szymanski
                                             -----------------------------------
                                             Name:  Richard T. Szymanski
                                             Title: Senior Vice President and
                                                    Chief Financial Officer